Note 13 - Investments in Non-consolidated Companies	12 Months Ended
Dec. 31, 2021
Disclosure of unconsolidated structured entities [abstract]
Note 13 - Investments in Non-consolidated Companies

13           Investments in non-consolidated companies

	Year ended December 31,
(all amounts in thousands of U.S. dollars)	2021	2020
At the beginning of the year	957,352	879,965
Translation differences	(11,085)	(31,977)
Equity in earnings of non-consolidated companies	512,591	108,799
Dividends and distributions declared (*)	(78,926)	(861)
Increase in equity reserves and others	3,842	1,426
At the end of the year	1,383,774	957,352

(*)	Related to Ternium and Usiminas. During 2021 and 2020 $75.9 million and $0.3 million respectively were collected.

The principal non-consolidated companies are:

		% ownership at December 31,		Book value at December 31,
Company	Country of incorporation	2021	2020	2021	2020
a) Ternium (*)	Luxembourg	11.46%	11.46%	1,210,206	830,028
b) Usiminas (**)	Brazil	3.07%	3.07%	103,106	65,144
c) Techgen	Mexico	22.00%	22.00%	29,397	19,536
d) Global Pipe Company	Saudi Arabia	35.00%	35.00%	21,523	23,421
Others	-	-	-	19,542	19,223
				1,383,774	957,352

(*)	Including treasury shares.
(**)	At December 31, 2021 and 2020 the voting rights were 5.19%.

a) Ternium

Ternium is a steel producer with production facilities in Mexico, Argentina, Brazil, Colombia, United States and Guatemala and is one of Tenaris’s main suppliers of round steel bars and flat steel products for its pipes business.

At December 31, 2021, the closing price of Ternium’s ADSs as quoted on the New York Stock Exchange was $43.52 per ADS, giving Tenaris’s ownership stake a market value of approximately $999.7 million. At December 31, 2021, the carrying value of Tenaris’s ownership stake in Ternium, based on Ternium’s IFRS Financial Statements, was approximately $1,210.2 million. The Company reviews its participation in Ternium whenever events or circumstances indicate that the asset’s carrying amount may not be recoverable. As of December 31, 2021, the Company concluded that the carrying amount does not exceed the recoverable value of the investment.

a) Ternium (Cont.)

Summarized selected financial information of Ternium, including the aggregated amounts of assets, liabilities, revenues and profit or loss is as follows:

(all amounts in thousands of U.S. dollars)	Ternium
	2021	2020
Non-current assets	8,491,363	8,289,460
Current assets	8,606,544	4,566,775
Total assets	17,097,907	12,856,235
Non-current liabilities	1,649,105	2,559,485
Current liabilities	3,213,764	1,853,597
Total liabilities	4,862,869	4,413,082
Total equity	12,235,038	8,443,153
Non-controlling interests	1,700,019	1,157,038

Revenues	16,090,744	8,735,435
Gross profit	6,195,674	1,635,512
Net income for the year attributable to owners of the parent	3,825,068	778,468
Total comprehensive income for the year, net of tax, attributable to owners of the parent	3,818,185	666,667

b) Usiminas

Usiminas is a Brazilian producer of high quality flat steel products used in the energy, automotive and other industries.

As of December 31, 2021, the closing price of the Usiminas’ ordinary and preferred shares, as quoted on the B3 - Brasil Bolsa Balcão S.A, was BRL14.51 ($2.60) and BRL15.16 ($2.72), respectively, giving Tenaris’s ownership stake a market value of approximately $98.4 million. As of that date, the carrying value of Tenaris’s ownership stake in Usiminas was approximately $103.1 million.

Summarized selected financial information of Usiminas, including the aggregated amounts of assets, liabilities, revenues and profit or loss is as follows:

(all amounts in thousands of U.S. dollars)	Usiminas
	2021	2020
Non-current assets	3,491,103	3,487,317
Current assets	3,583,814	2,276,368
Total assets	7,074,917	5,763,685
Non-current liabilities	1,575,321	1,661,605
Current liabilities	1,134,663	861,912
Total liabilities	2,709,984	2,523,517
Total equity	4,364,933	3,240,168
Non-controlling interests	467,551	379,222

Revenues	6,269,569	3,132,949
Gross profit	2,101,336	624,199
Net income for the year attributable to owners of the parent	1,687,682	106,361

c) Techgen

Techgen is a Mexican company that operates a natural gas-fired combined cycle electric power plant in the Pesquería area of the State of Nuevo León, Mexico, and started producing energy on December 1, 2016, with a power capacity of 900 megawatts. As of December 31, 2021, Tenaris held 22% of Techgen’s share capital, and its affiliates, Ternium and Tecpetrol (both controlled by San Faustin), held 48% and 30% respectively. As of December 31, 2021, the carrying value of Tenaris’s ownership stake in Techgen was approximately $29.4 million.

Techgen entered into certain transportation capacity agreements, equipment and other services related to the equipment, and an agreement for the purchase of clean energy certificates. As of December 31, 2021, Tenaris’s exposure under these agreements amounted to $45.7 million, $0.9 million and $17.4 million respectively.

Techgen’s sponsors granted certain subordinated loans to Techgen. As of December 31, 2021, the aggregate outstanding principal amount under these subordinated loans was $264.2 million, of which $58.1 million correspond to Tenaris’s contribution.

On February 13, 2019, Techgen entered into a $640 million syndicated loan agreement with several banks to refinance an existing loan, resulting in the release of certain corporate guarantees previously issued by Techgen’s shareholders to secure the replaced facility.

The existing syndicated loan agreement is “non-recourse” on the sponsors. Techgen’s obligations thereunder are guaranteed by a Mexican security trust (covering shares, assets, accounts and contract rights), account pledges and certain direct agreements –customary for these type of transactions–. The commercial terms and conditions governing the purchase by the Company’s Mexican subsidiary, Tamsa, of 22% of the energy generated by Techgen remain substantially unchanged.

Under the loan agreement, Techgen is committed to maintain a debt service reserve account covering debt service becoming due during two consecutive quarters; such account is funded by stand-by letters of credit issued for the account of Techgen’s sponsors in proportion to their respective participations in Techgen. Accordingly, the Company applied for stand-by letters of credit covering 22% of the debt service coverage ratio, which as of December 31, 2021, amounted to $10.3 million.

d)       GPC

GPC is a Saudi-German joint venture, established in 2010 and located in Jubail, Saudi Arabia, which manufactures LSAW pipes. Tenaris, through its subsidiary SSPC, currently owns 35% of the share capital of GPC. As of December 31, 2021, the carrying value of Tenaris’s ownership stake in GPC was approximately $21.5 million.

SSPC and the other three owners of GPC have issued corporate guarantees to secure repayment of loan agreements entered into by GPC, with the Saudi Investment Development Fund, the Saudi British Bank, the National Commercial Bank and Banque Saudi Fransi to finance GPC’s capital expenditures and working capital. As of December 31, 2021, SSPC’s exposure under the guarantees amounted to $115.1 million.